Otter Creek Long/Short Opportunity Fund

Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated October 31, 2019 to the
Summary Prospectus dated February 28, 2019

Effective as of November 1, 2019, Otter Creek Advisors, LLC, the advisor to the Fund (the “Advisor”), has contractually agreed to lower its management fee from 1.50% to 1.35% of the Fund’s average daily net assets. This contractual waiver is in effect until February 28, 2021, and may not be terminated without the approval of the Board of Trustees of Professionally Managed Portfolios. In addition, the Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to order to limit Net Annual Fund Operating Expenses to 1.55% and 1.80% of average daily net assets of the Fund’s Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”). Prior to November 1, 2019, the Fund’s Institutional Class shares' management fee and Expense Cap were 1.50% and 1.70%, respectively. Prior to November 1, 2019, the Fund’s Investor Class shares' management fee and Expense Cap were 1.50% and 1.95%, respectively.

Accordingly, the “Fees and Expenses of the Fund” table and “Example” in the Fund's Summary Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.35%	1.35%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses (includes Interest and Dividends on Securities Sold Short)	0.89%	0.87%
Interest and Dividends on Securities Sold Short	0.60%	0.58%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	2.26%	2.49%
Less: Fee Waiver and Expense Reimbursement(2)	-0.09%	-0.09%
Net Annual Fund Operating Expenses	2.17%	2.40%

(1)
Otter Creek Advisors, LLC (the “Advisor” or “Otter Creek”), has contractually agreed to lower its management fee from 1.50% to 1.35% of the Fund’s average daily net assets through February 28, 2021. This waiver may not be terminated without the approval of the Trust’s Board of Trustees (the “Board”). This waiver should not be construed to be a permanent reduction of the management fees of the Advisor. The Advisor has waived its right to receive reimbursement of the portion of its management fees waived pursuant to this advisory fee waiver agreement.

(2)
Otter Creek has contractually agreed to limit the Fund’s operating expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) through February 28, 2021 (unless otherwise sooner terminated) in order to limit Net Annual Fund Operating Expenses to 1.55% and 1.80% of average daily net assets of the Fund’s Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least February 28, 2021, and may be terminated only by the Board. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps which are only reflected for the contractual period). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$220	$721	$1,256	$2,722
Investor Class	$243	$790	$1,371	$2,949

Please retain this supplement with your Summary Prospectus.